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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        November 18, 2002

SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands
(State or Other Jurisdiction of Incorporation)

0-29788 (Commission File Number)	N/A (I.R.S. Employer Identification Number)

(441) 295-4451
(Registrant's Telephone Number, Including Area Code)

P.O. Box HM 2939 Crown House, Third Floor, 4 Par-la-Ville Road Hamilton HM12, Bermuda (Address of Principal Executive Offices)	N/A (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

        Item 5. Other Events and Required FD Disclosure

        This Current Report on Form 8-K attaches hereto as Exhibits 99.1 and 99.2, and incorporates by reference herein: (i) the Historical Consolidated Financial Statements of World-Wide Holdings Limited ("World-Wide"), including its Consolidated Balance Sheet at September 30, 2001 and 2000 and the Consolidated Statements of Income, Comprehensive Income, Shareholders' Equity and Cash Flows for each of the two years in the period ended September 30, 2001 and (ii) the Unaudited Pro Forma Condensed Combined Statement of Income of Scottish Annuity & Life Holdings, Ltd. ("Scottish Holdings") for the period ended December 31, 2001. Each of these financial statements was previously included in Scottish Holdings' Registration Statement on Form S-3 (Registration No. 333-83696), filed with the Securities and Exchange Commission on March 5, 2002, as amended.

        On November 18, 2002, Scottish Holdings issued a press release announcing a private offering of convertible notes. A copy of the press release is filed as Exhibit 99.3 hereto.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

23.1
Consent of Ernst & Young LLP, Independent Auditors.

99.1
World-Wide's Historical Consolidated Financial Statements, including World-Wide's Consolidated Balance Sheet at September 30, 2001 and 2000 and the Consolidated Statements of Income, Comprehensive Income, Shareholders' Equity and Cash Flows for each of the two years in the period ended September 30, 2001.

99.2
Scottish Holdings' Unaudited Pro Forma Condensed Combined Statement of Income for the period ended December 31, 2001.

99.3
Press Release issued by Scottish Holdings on November 18, 2002, filed herewith.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
By:	/s/ SCOTT E. WILLKOMM
Scott E. Willkomm President

        Dated: November 18, 2002

INDEX TO EXHIBITS

Number	Description
23.1	Consent of Ernst & Young LLP.
99.1
World-Wide's Historical Consolidated Financial Statements including its Consolidated Balance Sheet at September 30, 2001 and 2000 and the Consolidated Statements of Income, Comprehensive Income, Shareholders' Equity and Cash Flows for each of the two years in the period ended September 30, 2001.
99.2	Scottish Holdings' Unaudited Pro Forma Condensed Combined Statement of Income for the period ended December 31, 2001.
99.3	Press Release issued by Scottish Holdings on November 18, 2002, filed herewith.

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SIGNATURE
INDEX TO EXHIBITS